                                                                    Exhibit 32.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

         In connection with the Quarterly Report of River Holding Corp. ("Holding") on Form 10-Q for the quarter ended September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Periodic Report"), I, Patrick G. Yount, Chief Financial Officer of Holding, certify, to my knowledge, that:

         1.       The Periodic Report fully complies with the requirements of
                  Section 13(a) of the Securities and Exchange Act of 1934; and

         2. The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                        /s/ Patrick G. Yount
                                        ---------------------------------------
                                        Patrick G. Yount
                                        Chief Financial Officer and Secretary
                                        November 14, 2003